AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (“Amendment Agreement”) is executed on March 24, 2014 with an effective date of January 1, 2014, by and among John A. Brda, an individual (“Employee”), and Torchlight Energy Resources, Inc., a Nevada corporation (the “Company”).  The Employee and the Company are sometimes hereinafter collectively referred to as the “Parties”.

Recitals

A.

Employee and the Company entered into an Employment Agreement on October 10, 2013 with an effective date of July 1, 2013 (the “Contract”).

B.

Reference is here made to the Contract as if such Contract were written herein verbatim.

C.

The Parties now wish to amend the Contract to change certain terms of the Contract.

Agreements

NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.

All capitalized terms used herein shall have the meanings assigned to them in the Contract, unless expressly defined otherwise in this Amendment Agreement.

2.

Except as otherwise specifically provided herein, all terms and conditions of the Contract shall apply to the interpretation and enforcement of this Amendment Agreement as if explicitly set forth herein.

3.

Amendment to Subsection (a), “Base Fees” of Section 4, “Compensation”:

Subsection (a) of Section 4 of the Contract is amended and replaced in its entirety to read as follows:

“(a)

Base Fees.  The Company shall pay Employee Base Fees (the “Base Fees”) equal to $300,000 per year, effective January 1, 2014. Payment shall be made monthly, on the last day of each calendar month.

4.

This Amendment Agreement will be of no force and effect until receipt and execution of this Amendment Agreement by all the undersigned parties hereto.  This Amendment Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which shall be deemed one instrument, by signature delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, each of which shall be deemed an original for all purposes.

5.

Except as expressly amended hereby, the Contract remains in full force and effect.  Any references to the Contract shall refer to the Contract as amended hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment Agreement on the date set forth above.

TORCHLIGHT ENERGY RESOURCES, INC.

/s/ Thomas Lapinski

By:  Thomas Lapinski, Chief Executive Officer

/s/ John A. Brda

John A. Brda

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